Exhibit 99.1

FOR IMMEDIATE RELEASE:	August 17, 2020

MMA Capital Holdings Announces Departure of Chief Executive Officer

BALTIMORE, Aug. 17, 2020 /PRNewswire/ -- MMA Capital Holdings, Inc. (Nasdaq: MMAC) ("MMA Capital" or the "Company") today announced the resignation of Mr. Michael Falcone as Chief Executive Officer. Mr. Falcone will remain a member of the Company’s Board of Directors.

The Company’s President, Mr. Gary Mentesana, will fulfill the duties of the Chief Executive Officer as the Company’s Board of Directors and the Company’s external manager, Hunt Investment Management, LLC (the “Manager”), work through the selection of a permanent replacement for Mr. Falcone as Chief Executive Officer.

Mr. Falcone also resigned all of his positions with the Manager and with Hunt Companies, Inc., the parent company of the Manager.

Mr. Falcone commented with respect to his resignation, “After nearly 37 years of being associated with MMA and related businesses, it is time for me to step down. It was a great honor to serve our shareholders as CEO and I look forward to continuing to do so as a director. I want to express my deep appreciation to my colleagues and to my fellow board members for their support and commitment over the years.”

The Company’s Board Chairman, Mr. Frank Gallagher, commented, “The Board extends its sincere gratitude to Mike for his many years of service to the Company. He has unfailingly devoted himself throughout his entire career to the best interests of the Company, its shareholders, clients, and personnel, and we wish him well. We look forward to working with the Manager to select a new Chief Executive Officer with a view toward serving our constituencies and growing shareholder value over the long term.”

About MMAC

MMA Capital Holdings, Inc. focuses on infrastructure-related investments that generate positive environmental and social impacts and deliver attractive risk-adjusted total returns to our shareholders, with an emphasis on debt associated with infrastructure including renewable energy projects. MMA Capital is externally managed and advised by Hunt Investment Management, LLC, an affiliate of Hunt Companies, Inc. For additional information about MMA Capital Holdings, Inc. (Nasdaq: MMAC), please visit MMA Capital’s website at www.mmacapitalholdings.com. For additional information about Hunt Investment Management, LLC, please see its Form ADV and brochure (Part 2A of Form ADV) available at https://www.adviserinfo.sec.gov.

Source: MMA Capital Holdings, Inc.

Contact: Brooks Martin, Investor Relations, (855) 650-6932

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the expected partial release of the valuation allowance, the impact of COVID-19 and other statements identified by words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or expressions and are made in connection with discussions of future events and operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this release, including the uncertain aspect of the novel strain of coronavirus pandemic known as COVID-19. For a discussion of certain of those risks and uncertainties and the factors that could cause our actual results to differ materially because of those risks and uncertainties, see Part I, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2019, as supplemented by Part II, Item 1A, Risk Factors on Form 10-Q for the quarter ended June 30, 2020. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned not to place undue reliance on forward-looking statements in this release or that we may make from time to time. We expressly disclaim any obligation to revise or update any forward-looking statements in this release, whether as a result of new information, future events or otherwise.

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